Sub-Item 77Q1(e): Copies of Any New or Amended Investment Advisory Contracts

A new Investment Advisory Agreement dated April 1, 2014 is incorporated herein by reference to Exhibit (g) to Post-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-2 filed with the Securities and Exchange Commission on April 1, 2014 (Accession No. 0001193125-14-126265).